Exhibit 1

Joint Filing Agreement

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13D. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 7th day of December, 2022.

HIGHCAPE CAPITAL, L.P.
By: HighCape Capital, LLC, its general partner

By:	/s/ W. Matthew Zuga
Name: W. Matthew Zuga
Title: Managing Member

HIGHCAPE PARTNERS, L.P.
By: HighCape Partners GP, L.P., its general partner
By: HighCape Partners GP, LLC, its general partner

By:	/s/ W. Matthew Zuga
Name: W. Matthew Zuga
Title: Managing Member

HIGHCAPE PARTNERS QP, L.P.
By: HighCape Partners GP, L.P., its general partner
By: HighCape Partners GP, LLC, its general partner

By:	/s/ W. Matthew Zuga
Name: W. Matthew Zuga
Title: Managing Member

HIGHCAPE PARTNERS GP, LLC

By:	/s/ W. Matthew Zuga
Name: W. Matthew Zuga
Title: Managing Member

HIGHCAPE PARTNERS GP, L.P.
By: HighCape Partners GP, LLC, its general partner

By:	/s/ W. Matthew Zuga
Name: W. Matthew Zuga
Title: Managing Member

HIGHCAPE CO-INVESTMENT VEHICLE I, LLC

By:	/s/ W. Matthew Zuga
Name: W. Matthew Zuga
Title: Managing Member

HIGHCAPE CO-INVESTMENT VEHICLE II, LLC

By:	/s/ W. Matthew Zuga
Name: W. Matthew Zuga
Title: Managing Member

HIGHCAPE CAPITAL, LLC

By:	/s/ W. Matthew Zuga
Name: W. Matthew Zuga
Title: Managing Member

HIGHCAPE PARTNERS II, L.P.
By: HighCape Partners GP II, L.P., its general partner
By: HighCape Partners GP II, LLC, its general partner

By:	/s/ W. Matthew Zuga
Name: W. Matthew Zuga
Title: Managing Member

HIGHCAPE PARTNERS QP II, L.P.
By: HighCape Partners GP II, L.P., its general partner
By: HighCape Partners GP II, LLC, its general partner

By:	/s/ W. Matthew Zuga
Name: W. Matthew Zuga
Title: Managing Member

HIGHCAPE PARTNERS GP II, L.P.
By: HighCape Partners GP II, LLC, its general partner

By:	/s/ W. Matthew Zuga
Name: W. Matthew Zuga
Title: Managing Member

HIGHCAPE PARTNERS GP II, LLC

By:	/s/ W. Matthew Zuga
Name: W. Matthew Zuga
Title: Managing Member

/s/ W. Matthew Zuga
Name: W. Matthew Zuga

/s/ Kevin Rakin
Name: Kevin Rakin